[PHOTO OMITTED]

Gabelli
Gold
Fund,
Inc.

                                                            FIRST QUARTER REPORT
                                                                  MARCH 31, 1999

                                [GRAPHIC OMITTED]

Gabelli Gold Fund, Inc.
First Quarter Report - March 31, 1999

                                                                 [PHOTO OMITTED]

                                                                    Caesar Bryan

To Our Shareholders,

      Most commodity prices rallied strongly during the first quarter of 1999. Gold participated in this upward movement until the middle of March. However, at that time, a number of world leaders endorsed a plan for the International Monetary Fund ("IMF") to sell part of its gold holdings. These comments helped push the gold price down from almost $295 per ounce to $280 per ounce by the end of March. This compares with a price of $288 per ounce at the end of 1998.

      In this gold price environment, most of the Fund's holdings fell during the quarter. On a relative basis, the larger, more liquid gold stocks performed best. For example, Newmont Mining declined 3.1% compared with declines of over 10% for many gold stocks. The only holdings to perform well during the quarter were the Fund's two South African platinum holdings, Impala Platinum and Northam Platinum, which rose by over 30% each. Both companies benefited from higher platinum prices.

Investment Performance

      For the first quarter ended March 31, 1999, The Gabelli Gold Fund's (the "Fund") net asset value declined 3.7%. The Lipper Gold Fund Average and Philadelphia Gold & Silver ("XAU") Index of large North American gold companies declined 4.5% and 7.9%, respectively, over the same period. The XAU index and Lipper average are unmanaged indicators of stock market and investment performance. The Fund was down 17.8% over the trailing twelve-month period. The Lipper Gold Fund Average and XAU Index declined 21.6% and 26.2%, respectively, over the same twelve-month period.

      For the three-year period ended March 31, 1999, the Fund's total return averaged (26.7)% annually versus average annual total returns of (24.0)% and (24.4)% for the Lipper Gold Fund Average and XAU Index, respectively. Since inception on July 11, 1994 through December 31, 1998, the Fund had a cumulative total return of (45.0)%, which equates to an average annual return of (11.9)%.

INVESTMENT RESULTS (a)

--------------------------------------------------------------------------------

                                                 Quarter
                           ------------------------------------------------------
                               1st          2nd            3rd             4th            Year
                               ---          ---            ---             ---            ----
1999: Net Asset Value      $    5.45         --            --               --            --
      Total Return ..          (3.7)%        --            --               --            --
------------------------------------------------------------------------------------------------
1998: Net Asset Value      $    6.63     $    5.68     $    6.17        $    5.66     $    5.66
      Total Return ..          12.9%        (14.3)%         8.6%            (8.3)%        (3.6)%
------------------------------------------------------------------------------------------------
1997: Net Asset Value      $   11.83     $    9.79     $    9.17        $    5.87     $    5.87
      Total Return ..          (4.0)%       (17.2)%        (6.3)%          (35.4)%       (51.9)%
------------------------------------------------------------------------------------------------
1996: Net Asset Value      $   14.00     $   13.40     $   13.46        $   12.32     $   12.32
      Total Return ..          22.7%         (4.3)%         0.4%            (8.5)%         8.0%
------------------------------------------------------------------------------------------------
1995: Net Asset Value      $   11.00     $   11.96     $   12.27        $   11.41     $   11.41
      Total Return ..          (0.6)%         8.7%          2.6%            (7.0)%         3.1%
------------------------------------------------------------------------------------------------
1994: Net Asset Value          --            --        $   12.37        $   11.07     $   11.07
      Total Return ..          --            --            23.7%(b)        (10.5)%        10.7%(b)
------------------------------------------------------------------------------------------------

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                   Average Annual Returns - March 31, 1999 (a)
                   -------------------------------------------
                      1 Year...................... (17.8)%
                      3 Year...................... (26.7)%
                      Life of Fund (b)............ (11.9)%
--------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date                Rate Per Share             Reinvestment Price
-----------------                --------------             ------------------
December 29, 1997                   $0.058                        $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.

--------------------------------------------------------------------------------

Our Investment Objective

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

Our Approach

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

Global Allocation

      The accompanying chart presents the Fund's holdings by geographic region as of March 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                               [GRAPHIC OMITTED]

                     Holdings by Geographic Region 3/31/99

   [The following table was depicted as a pie chart in the printed material.]

               North America                 57.7%
               South Africa                  29.0%
               Australia                      9.1%
               Europe                         2.7%
               Latin America                  1.5%

COMMENTARY

      The improved outlook for the global economy as evidenced by higher equity prices, especially in emerging markets, has helped commodity prices recover. In most cases, this recovery has originated from very depressed levels. These rises in equities have been accompanied by continued reductions in interest rates. Interest rate reductions outside the United States have been very aggressive as authorities seek to encourage economic growth. Interest rates in Japan are almost zero and short term interest rates in Europe are 2.5%. Lack of growth overseas relative to the U.S. has caused the U.S. trade deficit to grow to a level that is probably unsustainable over an extended period of time.

      In the past, gold usually participated in any commodity rally. However, this time the two recent rallies in the gold price have been snuffed out by announcements of official sales. First in mid-March, following the International Monetary Fund ("IMF") meetings, government leaders of the U.S., the U.K. and France endorsed a plan for the IMF to sell gold to help forgive lesser developed countries debt.

      After an initial fall, the gold price then began to recover and reached $290 per ounce when the Bank of England announced that the U.K. would reduce its gold holdings. This caused gold to fall $12 per ounce and gold equities to decline by almost 20%. The Bank of England announcement shocked the gold market. This decision raises many questions. Will other central banks sell gold and will they sell in the same manner; namely in a public auction? In the past, a number of central banks have both sold and purchased gold. The U.K. was not one of the largest holders of gold but others could follow their lead. The announcement that the sales would be by public auction is unusual. Most often, central banks sell first and then inform the market. They may be setting a precedent for the IMF to follow. With a large deficit between mine supply and demand, some central bank selling is required to keep the market in balance. A key issue is will gold retain a monetary role? Obviously, we do not know if central banks will continue to own gold but we do believe that gold will retain monetary attributes for individuals all over the world. Gold remains the only currency that is no one else's liability. Currently, confidence in paper money is high but should this alter, we believe investors will return to the gold market.

Let's Talk Stocks

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of March 31, 1999.

Anglogold Ltd. (ANGJ.J - $40.06 - Johannesburg Stock Exchange) comprises the South African gold assets of the Anglo American Group. The company's reorganization involved an offering of shares in Vaal Reefs to shareholders in the other mines and then a name change from Vaal Reefs to Anglogold. The company is solely focused on gold and in the future, management efforts will not be diluted by other mining activities. Over time, we expect the company will expand outside South Africa, possibly by acquiring Minorco's gold assets. In the meantime, further improvements can be expected from the company's extensive South African assets.

Barrick Gold Corp. (ABX - $17.0625 - NYSE) is one of the world's leading gold mining companies. Much of Barrick's growth has come from their very high quality mines near Elko in Nevada, which the company purchased in the early 1980s. Barrick has used cash flows from its Nevada Mines and the profits from the industry's most successful hedging programs to acquire other gold assets in both North America and overseas. Barrick has low operating costs, a strong balance sheet and entrepreneurial management.

Euro-Nevada Mining Corp. (EN.TO - $13.32 - Toronto Stock Exchange) is a sister company of Franco-Nevada and shares the same management. However, Euro-Nevada only invests in gold royalty properties. The company's flagship royalty properties are its 4% net smelter return and 5% net profits interest royalty on Barrick Gold's Meikle Mine in the Carlin Trend of Nevada. The company has assembled impressive royalty properties, many of which are in production. Among a number of recent exciting developments is the continuing flow of news from the company's Midas joint venture in Nevada with Franco-Nevada. Euro-Nevada owns 50% of this project, which will be one of the lowest cost gold mines in the world when it comes into production.

GoldCorp Inc. (GA.TO - $5.98 - Toronto Stock Exchange) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

Gold Fields Ltd. (GFLJ.J - $5.78 - Johannesburg Stock Exchange) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities.

Harmony Gold Mining Ltd. (HARJ.J - $4.66 - Johannesburg Stock Exchange) is a medium size gold company producing nearly one million ounces of gold per year. The company has developed a core competency in mining low grade ore from underground very efficiently. Harmony Gold Mining has taken these skills and applied the techniques to other poorly managed mines with success. Any small increase in the gold price will likely have a very positive impact on profits.

Homestake Mining Co. (HM - $8.625 - NYSE) is the fourth largest North American gold mining company with operations in all of the major gold regions except South Africa. The company has been aggressive in replacing production due to the depletion of older mines in the United States. Homestake has recently made acquisitions in Australia, Canada and South America. The company does not hedge its gold production and is a higher cost producer. This makes Homestake highly operationally leveraged to changes in the gold price.

Meridian Gold Inc. (MDG - $5.875 - NYSE) is a small Nevada-based gold mining company that expects to produce 250,000 ounces of gold in 1999. The company is currently building a mine in Chile that is on budget for startup later in 1999. Meridian has an active exploration program focused near their Chilean mine and in Nevada on the Carlin Trend.

Stillwater Mining Co. (SWC - $26.375 - AMEX) is the only U.S. producer of platinum and palladium, rare precious metals used in many industrial applications and in the jewelry industry. The largest use for platinum is in catalytic converters for the auto industry, while about half of the supply of palladium is consumed in the production of electronic components for personal computers and cellular telephones. Historically, platinum has traded at a premium to the gold price. Russia is the world's major producer of palladium. However, due to uncertainties about supplies, combined with strong demand, the price of palladium has risen sharply during the past year. Stillwater controls a massive high-grade platinum/palladium ore body in southern Montana. New management has been successful in improving mining operations and is now embarking on an expansion program. The company has excellent growth potential.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund remains concentrated in leading gold companies and mid-sized gold producers with excellent growth potential. These companies are highly operationally leveraged and should perform well in a higher gold price environment.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.

                                    Sincerely,


                                    /s/ Caesar Bryan

                                    Caesar Bryan
                                    President and Portfolio Manager

April 30, 1999

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1999
                                 --------------
      Stillwater Mining Co.                    Barrick Gold Corp.
      GoldCorp Inc.                            Euro-Nevada Mining Corp.
      Harmony Gold Mining Ltd.                 Meridian Gold Inc.
      Gold Fields Ltd.                         Anglogold Ltd.
      Homestake Mining Co.                     Impala Platinum Holdings Ltd.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

Gabelli Gold Fund, Inc.
Portfolio of Investments -- March 31, 1999 (Unaudited)
================================================================================

                                                                         Market
   Shares                                                                Value
   ------                                                                -----

               COMMON STOCKS - 100.9%
               Metals and Mining - 100.9%
               Australia - 9.2%
   345,000     Lihir Gold Ltd.+ ..................................  $   297,301
   300,000     Normandy Mining Ltd. ..............................      245,944
    80,000     Ranger Minerals NL+ ...............................      184,751
   300,000     Resolute Samantha Ltd. ............................      178,462
   100,000     Ross Mining NL ....................................       56,203
                                                                    -----------
                                                                        962,661
                                                                    -----------
               Ireland - 1.2%
   214,771     Glencar Explorations plc+ .........................      121,347
                                                                    -----------
               North America - 58.3%
    30,000     Barrick Gold Corp. ................................      511,875
    32,600     Bema Gold Corp.+ ..................................       22,413
    35,700     Euro-Nevada Mining Corp. ..........................      475,515
    26,700     Franco-Nevada Mining Corp. ........................      421,823
    13,600     Getchell Gold Corp.+ ..............................      355,300
   122,900     GoldCorp Inc., Cl. A+ .............................      735,227
    35,000     Golden Star Resources Ltd.+ .......................       27,763
    94,200     Guyanor Resources SA, Cl. B+ ......................       33,003
    63,640     Homestake Mining Co. ..............................      548,895
   124,700     IAM Gold+ .........................................      333,843
    55,000     Kinross Gold Corp.+ ...............................      113,796
    10,000     Meridian Gold Inc.+ ...............................       58,750
    70,000     Meridian Gold Inc., Instl.+ .......................      402,567
   168,800     Moydow Mines International Inc.+ (a) ..............      167,373
    17,700     Newmont Mining Corp. ..............................      309,750
    40,000     Placer Dome Inc. ..................................      447,500
    35,025     Stillwater Mining Co.+ ............................      923,785
   201,000     TVX Gold Inc.+ ....................................      250,153
    22,437     Venoro Gold Corp., Cl. A+ .........................        1,038
                                                                    -----------
                                                                      6,140,369
                                                                    -----------
               Peru - 1.5%
    23,801     Cia De Minas Buenaventura SA, Cl. B ...............      158,934
                                                                    -----------
               South Africa - 29.1%
     8,529     Anglogold Ltd. (a) ................................      341,639
     5,400     Anglogold Ltd., ADR ...............................      108,675
    21,658     Ashanti Goldfields Ltd. (a) .......................        2,166
    15,000     Ashanti Goldfields Ltd., ADR ......................      131,250
   205,000     Avgold Ltd.+ (a) ..................................      102,006
    46,000     Driefontein Consolidated Ltd., ADR ................      184,000
   120,000     Durban Roodepoort Deep Ltd.+ (a) ..................      246,308
    95,000     Gold Fields Ltd. (a) ..............................      549,528
    70,000     Harmony Gold Mining Ltd. (a) ......................      326,545
    58,000     Harmony Gold Mining Ltd., ADR .....................      271,875
    26,000     Impala Platinum Holdings Ltd., ADR ................      448,500
   128,355     Kalahari Goldridge Mining Co. Ltd.+ ...............       36,939
   367,750     Northam Platinum Ltd.+ ............................      258,643
    52,200     West Rand Consolidated Mines Ltd.+ ................       49,372
                                                                    -----------
                                                                      3,057,446
                                                                    -----------
               United Kingdom - 1.6%
    34,273     Randgold Resources Ltd., ADR+ .....................      168,795
                                                                    -----------

               TOTAL COMMON STOCKS................................   10,609,552
                                                                    -----------

               OPTIONS - 0.2%
               South Africa - 0.2%
    47,000     Durban Roodepoort Deep Ltd.+ ......................       12,918
    23,630     Durban Roodepoort Deep Ltd., Ser. B+ ..............        8,405
                                                                    -----------
               TOTAL OPTIONS......................................       21,323
                                                                    -----------

               TOTAL INVESTMENTS - 101.1%
                 (Cost $13,115,834) ..............................   10,630,875

               Other Assets and
                  Liabilities (Net) - (1.1)% .....................     (119,107)
                                                                    -----------

               NET ASSETS - 100.0%
                 (1,930,345 shares outstanding) ..................  $10,511,768
                                                                    ===========

               NET ASSET VALUE,
                 Offering and Redemption
                 Price Per Share..................................        $5.45
                                                                    ===========

--------------

(a)      Security fair valued as determined by the Board of Directors.
+        Non-income producing security.
ADR   -  American Depositary Receipt.
Instl -  Institutional Receipt.

                                  % of
                                  Market                 Market
Geographic Diversification        Value                   Value
--------------------------        -----                   -----
North America                      57.7%                $6,140,369
South Africa                       29.0%                 3,078,770
Australia                           9.1%                   962,661
Europe                              2.7%                   290,141
Latin America                       1.5%                   158,934
                                 ------                -----------
                                  100.0%               $10,630,875
                                 ======                ===========

                             Gabelli Gold Fund, Inc.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                   Werner J. Roeder, MD
Chairman and Chief                      Director of Surgery
Investment Officer                      Lawrence Hospital
Gabelli Asset Management Inc.

E. Val Cerutti                          Anthonie C. van Ekris
Chief Executive Officer                 Managing Director
Cerutti Consultants, Inc.               BALMAC International, Inc.

Anthony J. Colavita                     Daniel E. Zucchi
Attorney-at-Law                         President
Anthony J. Colavita, P.C.               Daniel E. Zucchi Associates

Karl Otto Pohl
Former President
Deutsche Bundesbank

                         Officers and Portfolio Managers

Caesar Bryan                            Bruce N. Alpert
President and                           Vice President
Portfolio Manager                       and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, transfer agent and dividend agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                           Willkie Farr & Gallaghera

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This report is submitted for the general information of the shareholders of
Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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